                                                                   EXHIBIT 10.19

                      CIT COMMERCIAL SERVICES     T: 212 382-7000
                      1211 Avenue of the Americas
                      New York, NY 10036

[CIT LOGO OMITTED]
                                                                   June 30, 2006

Movie Star, Inc.
1115 Broadway
New York , New York 10010

                     ACCOUNTS RECEIVABLE FINANCING AGREEMENT
                     ---------------------------------------

Ladies and Gentlemen:

In consideration of our extending loans and other financial accommodations to you on one or more occasions, in our sole discretion in each instance, the following shall constitute the accounts receivable financing agreement (the
"Agreement") between us.

                                 I. DEFINITIONS

1.1      All terms used herein and defined in the Uniform Commercial Code shall have the meanings given therein unless otherwise defined herein.

1.2      "Accounts" shall mean and include all of your accounts created by or arising from your sales of goods or rendition of services (including, without limitation, all accounts arising from sales made or services rendered under any of your tradenames or styles, or through any of your divisions), instruments, documents, chattel paper (including electronic chattel paper), general intangibles (including, without limitation, all federal, state and local income tax refunds, payment intangibles and all other rights to payment), and all forms of obligations owing to you, whether secured or unsecured, all whether now existing or hereafter created or arising, and whether or not specifically assigned to us hereunder.

1.3      "Collateral" shall mean and include: (a) Accounts; (b) all of your present and future monies, securities and other property now or hereafter held or received by or in transit to us from or for your account, whether for safekeeping, pledge, custody, transmission, collection or otherwise; (c) all of your present and future deposits, balances, sums and credits in our possession or control, and all of your present and future claims against us; (d) all of your present and future liens, security interests, rights, remedies, title and interest in, to and in respect of all present and future Accounts and other
         Collateral, including, without limitation: (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit, credit insurance, supporting obligations, letter of credit rights or other types of credit enhancements, (ii) rights of stoppage in transit, rescission, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii)
         goods described in invoices, documents, contracts or instruments with respect to, or

         otherwise representing or evidencing Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (iv) deposits by and property of Customers or other persons securing the Obligations of Customers; (e) all of your right, title and interest in, to and in respect of any and all other personal property in or upon which you have granted or may hereafter grant a security interest or lien to us in this Agreement or otherwise; (f)
         all of your books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, computer programs, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data (written, electronic or otherwise) relating to the Collateral or any Customer, together with the file cabinets or containers in which the foregoing are stored
         ("Records"); (g) all of your present and future patents, trademarks, and copyrights whether or not registered in the United States
         Copyright or Patent Offices, the goodwill of the business in connection with which such patents, trademarks, and copyrights are or may be used, and any royalties and other fees which are or may become due for the use of any such patents, trademarks, or copyrights; and
         (h) all proceeds and products of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

1.4      "Contract Year" shall mean the twelve successive month period beginning as of the last day of the month in which we execute this Agreement and as of each anniversary of such date.

1.5      "Customer" shall mean and include the account debtor with respect to any of the Accounts and/or the prospective purchaser or user of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with you, pursuant to which you are to deliver any personal property or perform any services.

1.6      "Eligible Accounts" shall mean such Accounts arising in the ordinary course of your business and which we, in our sole discretion, deem to be Eligible Accounts based on such considerations as we may from time to time deem appropriate, including that it is evidenced by an invoice or other documentation satisfactory to us. An Account shall not be deemed eligible in any event unless such Account is subject to our first priority perfected security interest and is not subject to any other lien or security interest. In addition, no Account shall be an
         Eligible Account if:

         (a)      it arises out of a sale made by you to your affiliate or to a person controlled by you or your affiliate; or

         (b)      it is due more than ninety (90) days from the original invoice date or unpaid more than sixty (60) days from the due date; or

         (c)      more than 50% of the Accounts owed by such Customer are not deemed to be Eligible Accounts hereunder; or

         (d)      any representation, warranty or covenant contained in this
                  Agreement with respect to such Account has, in our sole
                  discretion, been breached; or

         (e)      the Customer is also your creditor or supplier (unless prior to our acceptance, a no-offset letter has been received by and is, in our sole discretion, acceptable to us); or

         (f)      the Customer shall (a) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a
                  substantial part of its property or call a meeting of its
                  creditors, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due, (c) cease or
                  materially decrease operation of its present business, (d)
                  make a general assignment for the benefit of creditors, (e)
                  commence a voluntary case under any State or Federal
                  bankruptcy or insolvency law (as now or hereafter in effect),
                  (f) be adjudicated a bankrupt or insolvent, (g) file a
                  petition seeking to take advantage of any other law providing for the relief of debtors, (h) acquiesce to, or fail to have dismissed, any petition which is filed against it in an
                  involuntary case under any such bankruptcy or insolvency law, or (i) take any action for the purpose of effecting any of the foregoing; or

         (g)      it arises out of a sale made by you to a Customer outside the
                  United States, unless the payment thereof is assured by a
                  letter of credit, guaranty or acceptance on terms acceptable to us in our sole discretion or the sale is otherwise
                  acceptable to us in our sole discretion; or

         (h)      it arises out of a sale made by you to a Customer on a
                  bill-and-hold, guaranteed sale, sale-and-return, sale on
                  approval, consignment or any other repurchase or return basis or is evidenced by chattel paper; or

         (i)      we, in our sole discretion, determine that collection of such
                  Account is insecure or that payment of such Account may not be made by reason of the Customer's financial inability to pay;
                  or

         (j)      the Customer is the United States of America, any state, any other governmental entity, or any department, agency or
                  instrumentality of any of them, unless you assign to us, in a manner acceptable to us, your right to payment of such Account pursuant to the Assignment of Claims Act of 1940, as amended, or any other applicable statute, rule, regulation or the like;
                  or

         (k)      the goods giving rise to such Account have not been shipped and delivered to and accepted by the Customer or the services giving rise to such Account have not been completely performed by you and accepted by the Customer or the Account otherwise does not represent a final sale or performance; or

         (l)      the Customer has disputed liability with respect to the
                  Account, or the Customer has made any claim with respect to any other Account due from such Customer to you (provided that we in our sole discretion may only exclude the disputed
                  Account), or the Account otherwise is or may become subject to any set-off or recoupment by the Customer, or the Account is contingent in any respect or for any reason; or

         (m)      you have allowed or made any agreement with any Customer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the
                  calculation of the face value of each respective invoice
                  related thereto.

1.7      "Inventory Security Agreement" shall mean that certain Inventory
         Security Agreement, dated as of the date hereof, as amended, between you and us, as the same may hereafter be amended, modified, supplemented or restated from time to time).

1.8      "JPMorgan Rate" shall mean the per annum rate of interest publicly announced by JPMorgan Chase Bank, National Association in New York, New
         York, from time to time as its prime rate. (The prime rate is not intended to be the lowest rate of interest charged by JPMorgan Chase
         Bank, National Association to its borrowers.)

1.9      "Letter of Credit" shall mean any letter of credit issued on your behalf as applicant with respect to which we were asked to join you in the application for such letter of credit or any letter of credit issued by us or any of our affiliates for your account, as more fully described in the Letter of Credit Agreement.

1.10     "Letter of Credit Agreement" shall mean that certain Letter of Credit
         Agreement, dated as of the date hereof, as amended, between you and us, as the same may hereafter be amended, modified, supplemented or restated from time to time.

1.11     "Net Amount of Eligible Accounts" shall mean and include the gross amount of Eligible Accounts less (a) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto, (b)
         amounts thereof which are not paid by the subject Customer due to an existing or alleged dispute, offset, recoupment or counter-claim, and
         (c) any Reserves with respect thereto, including, without limitation,
         Reserves for any sales, excise or similar taxes included in the amount thereof.

1.12     "Obligations" shall mean and include: (a) any and all of your indebtedness, liabilities and obligations to us of every kind, nature and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how they arise or were acquired or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to, all amounts owing by you to us by reason of purchases made by you from other entities factored or financed by us, (b) any and all of your obligations to perform acts or refrain from taking any action, and (c)
         any and all amounts of charges, commissions, interest, costs, expenses and attorneys' fees chargeable in connection with all of the foregoing, all of which indebtedness, liabilities, obligations and amounts, whether or not matured and whether or not disputed, may be charged to your account hereunder, without prior notice to you.

1.13     "Reserves" shall mean on any date of determination thereof, an amount equal to any reserves which we, in our reasonable sole discretion deem necessary or desirable to maintain.

                         II. GRANT OF SECURITY INTEREST

2.1      To secure the prompt payment, performance and observance in full of all
         Obligations, you hereby pledge, transfer, set over and assign to us, and grant to us a continuing general security interest in, a lien upon and a right of set-off against, all of the Collateral. Records shall, until delivered to or removed by us, be kept by you in trust for us and without cost to us in appropriate containers in safe places on your premises. Each confirmatory assignment schedule or other form of assignment at any time executed by you shall be deemed to include the foregoing pledge, transfer, assignment and grant whether or not same appears therein.

2.2      You will, upon the creation of each Account, or at such intervals as we may from time to time require, provide us with: (a) confirmatory assignment schedules; (b) copies of all documents (whether maintained in written or electronic form) evidencing the sale and delivery of goods or the performance of services which created any Accounts, including, but not limited to, contracts, orders, invoices, bills of lading, warehouse receipts, delivery tickets and shipping receipts and
         (c) such further schedules and/or information as we may reasonably request. The items to be provided under this paragraph are to be in form satisfactory to us and executed and delivered to us from time to time so that we can confirm and maintain records of the Collateral.
         Your failure to give any of such items to us or to otherwise comply with the provisions hereof shall not affect, terminate, modify, diminish or otherwise limit our lien upon or security interest in the
         Collateral, or your representations, warranties or covenants under this
         Agreement.

                           III. ADVANCES AND INTEREST

3.1      Subject to the terms and conditions of this Agreement, we shall make up to $30,000,000.00 (the "Maximum Credit Facility") available upon your request therefor, as follows:

         (a)      we will make revolving credit advances to you, in our sole discretion, in amounts of up to 90% of the Net Amount of
                  Eligible Accounts due from for Wal-Mart Stores, Inc. and up to
                  85% of the Net Amount of Eligible Accounts due from all other
                  Customers.

         (b)      subject to your execution and delivery of the Inventory
                  Security Agreement and the Letter of Credit Agreement, we will make revolving credit advances to you, in our sole discretion, in amounts of up to the lesser of (i) $15,000,000.00 or (ii)
                  (x) sixty percent (60%) of the value of your Eligible
                  Inventory (as defined in the Inventory Security Agreement)
                  calculated on the basis of the lower of cost or market, with cost calculated on a first in-first out basis plus (y) sixty percent (60%) of the available amount of all documentary
                  Letters of Credit outstanding on such date, relating to your purchase of Inventory consisting of finished goods that are to be imported and delivered directly into the United States, plus (z) sixty percent (60%) of the value of your Eligible L/C
                  Inventory (as defined in the Inventory Security Agreement)
                  calculated on the basis of the lower of cost or market, with cost calculated on a first in-first out basis.

         (c)      we will make available to you, in our sole discretion, an
                  overadvance accommodation based on projected business plans and cash flows and such other information as we may require.

                  (For purposes hereof, "overadvances" shall mean advances in excess of (i) the percentage limitations set forth in
                  sub-paragraphs (a) and (b) above less (ii) credit available under sub-paragraph (d) below less Reserves.)

         (d)      subject to your execution and delivery of a letter of credit security agreement supplement in form and substance
                  satisfactory to us, we will, in our sole discretion, assist you in establishing or opening letters of credit for your
                  account or guarantee the payment or performance of such
                  letters of credit up to an aggregate face amount not exceeding
                  $12,000,000.00 at any one time outstanding. Credit extended under this sub-paragraph will be deducted from credit
                  available under sub-paragraphs (a) and (b) above.

3.2      Without in any way circumscribing our rights under this Agreement, and by way of illustration only and not by way of limitation, we may, in the exercise of our sole discretion, at any time and from time to time, hold any Reserves we deem necessary as security for the payment and performance of your Obligations, and/or change any advance rates or entirely cease making advances (including, without limitation, any overadvances). In no event shall the aggregate amount of all revolving credit advances (including, without limitation, any overadvances) made pursuant to paragraph 3.1(a), (b) and (c) above, plus the aggregate face amount of letters of credit issued or guaranteed pursuant to paragraph 3.1(d) above, from time to time outstanding, plus Reserves exceed the Maximum Credit Facility.

3.3      All loans and advances (including, without limitation, any overadvances) by us to you under this Agreement shall constitute
         Obligations secured by our security interest in all of the Collateral granted hereunder, and by all other security interests, liens, and encumbrances heretofore, now or at any time or times hereafter granted by you to us. All loans or advances (including, without limitation, any overadvances) shall be charged to your account on our books, and shall be payable on demand at our offices or at such other place as we may from time to time designate.

3.4      Interest shall be payable by you (and charged to your account as of the end of each month) on the average of the net balances owing by you to us in your account at the close of each day during such month. The rate of interest shall be seventy-five one-hundredths of one percent (0.75%)
         per annum below the JPMorgan Rate. Any change in the rate of interest hereunder due to a change in the JPMorgan Rate shall take effect as of the first of the month following such change in the JPMorgan Rate.
         Interest shall be calculated based on a 360-day year. Interest shall be charged on all advances (including, without limitation, any overadvances), all charges hereunder, and any debit balance in your account. We shall be entitled to charge your account at the rate provided for herein until all Obligations have been paid and satisfied in full. In no event shall the rate charged hereunder exceed the highest rate permissible under applicable law; however, in the event that we receive or have received interest hereunder in excess of the highest rate permissible under applicable law, your sole remedy shall be to seek repayment of such excess, and you hereby waive any and all other rights and remedies which may be available to you under law or in equity.

3.5      In addition to the fees and charges under this Agreement, you will pay us, as of the date hereof, a Documentation Fee in the amount of $300.00 to compensate us for the use of our in-house legal department and facilities in documenting this agreement.

3.6      An initial facility fee of $20,000.00 shall be due and payable by you as of the date set forth above and shall be charged to your account as of such date. Such facility fee shall be deemed earned when due and shall not be subject to rebate or proration for any reason.

3.7      A monthly collateral management fee of $1,250.00 shall be due and payable by you on the first day of each month and shall be charged to your account as of such date. Such facility fee shall be deemed earned when due and shall not be subject to rebate or proration for any reason.

3.8      We shall render to you each month a statement of your account which shall be deemed to be correct and accepted by and binding upon you, and shall constitute an account stated between us except to the extent that we receive a written statement of your specific exceptions within thirty (30) days after such statement has been rendered to you.

                 IV. REPRESENTATIONS, WARRANTIES AND COVENANTS

You hereby make the following representations, warranties and covenants which shall survive the execution and delivery of this Agreement, shall be deemed to be incorporated by reference in each confirmatory assignment schedule or other form of assignment submitted by you to us, and shall be deemed repeated and confirmed with respect to each item of Collateral as it is created or otherwise acquired:

4.1      Your legal name is exactly as set forth on the signature page of this
         Agreement, you are a duly organized and validly existing corporation, incorporated in the state of New York, and are qualified to do business in all states where required; there are no actions, suits or other legal proceedings of any kind or nature pending against you which involve the possibility of materially and adversely affecting your business, assets, operations, condition or prospects, financial or otherwise, or the Collateral, or your ability to perform this
         Agreement; the execution, delivery and performance hereof are within your corporate (or other business entity) powers, have been duly authorized, and are not in contravention of any law or the terms of your certificate of incorporation or bylaws (or other documents establishing your legal status), or of any indenture, agreement or undertaking to which you are a party or by which you or your properties are bound; and the most recent financial statements provided to us by you accurately state your financial condition and there has been no material adverse change in your financial condition since the date of such financial statements. You agree that you will promptly notify us of any change in your: name, state of incorporation or registration, location of your chief executive office, place(s) of business, and legal or business structure. Further, you agree that you will promptly notify us of any change in control of the ownership of your business organization, and of significant law suits or proceedings against you.

4.2      With respect to each item of Collateral at the time our security interest attaches thereto: (a) you shall be the sole owner, free and clear of all liens, claims, security interests and encumbrances except in our favor, and fully authorized to sell, transfer, pledge and grant a security interest in, such item of Collateral; (b) each Account shall be genuine, valid and legally enforceable, and represent an undisputed bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an absolute sale and delivery of goods upon your stated terms or services theretofore rendered by you as of the date each Account is created; (c) no Account is or shall be subject to any offset, recoupment, deduction, defense, dispute, claim, counterclaim, discount or allowance except as may be stated in the copy of the invoice delivered by you to us or as provided under an agreement described in subparagraph (d) herein; (d) no agreement under which any deduction, discount, credit or allowance of any kind may be granted or allowed shall have been or shall thereafter be made by you with any Customer except in keeping with your ordinary course of business which business practices have been made known to us, and as indicated in writing to us at or before the time such agreement is made; (e) all statements made and all unpaid balances appearing in the invoices, documents and agreements relating to each Account shall be true and correct in all respects and what they purport to be; (f) none of the Accounts arise from sales to consumers of goods to be used for personal, family or household purposes; (g) all signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have full capacity to contract; and (h) none of the transactions underlying or giving rise to any item of Collateral shall violate any applicable state or federal laws or regulations, and all

         documents relating to such item of Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms.

4.3      You agree to comply with the requirements of all state and federal laws in order to grant to us a valid and perfected first security interest in the Collateral. We are hereby authorized by you to file from time to time any financing statements, continuations or amendments covering the
         Collateral. You hereby consent to and ratify any and all execution and/or filing of financing statements heretofore and hereafter filed by us pursuant to the foregoing authorization. You further agree to do whatever we may reasonably request, from time to time, by way of: (a)
         filing notices of liens, financing statements, amendments, renewals and continuations thereof; (b) cooperating with our agents and employees;
         (c) keeping Collateral records; (d) transferring proceeds of Collateral to our possession; and (e) performing such further acts as we may reasonably require in order to effect the purposes of this Agreement.

4.4      You shall not pledge, sell, assign, transfer, mortgage, encumber, create or suffer to exist any security interest in or other lien or encumbrance on any part of the Collateral or your real property, or grant or suffer to exist any security interest in or other lien or encumbrance on any of your inventory or other assets to anyone other than us without our prior written consent. You hereby agree to defend the same against any and all persons whatsoever. Notwithstanding the foregoing, you may sell the real property owned by you and located in
         Petersburg, PA if, and only if, (i) such sale shall be an arms length transaction, (ii) the purchaser of such real property is an unaffiliated third party and (iii) the full amount of the proceeds realized from such sale shall be paid to us and we shall apply such proceeds to your Obligations in accordance with this Agreement.

4.5      Each Customer, guarantor or endorser is to the best of your knowledge solvent and will continue to be fully able to pay all Accounts on which it is obligated in full when due.

4.6      You shall maintain your books, records and accounts in accordance with generally accepted accounting principles consistently applied. You shall, at any time and from time to time, furnish to us such balance sheets, earnings statements, financial statements and other reasonable information regarding your business affairs and financial condition, including, without limitation, schedules, agings and reports, as we may request, and in any event you shall furnish us as soon as possible, but not later than ninety (90) days after the close of each of your fiscal years, your and your consolidated subsidiaries' financial statements as of the end of such year, on a consolidated and consolidating basis, audited by Mahoney Cohen & Company, CPA, LLC or a firm of independent certified public accountants of recognized standing, selected by you and acceptable to us, prepared in accordance with generally accepted accounting principles consistently applied, and fairly presenting the financial position and results of your and your consolidated subsidiaries' operations for such period. All such financial statements do or shall fairly present your financial condition as of the dates thereof or the results of your operations for the periods for which the same are furnished. All such other information is or shall be, at the time the same is so furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give us a true and accurate depiction of the subject matter thereof.

4.7      You hereby irrevocably authorize and direct all accountants and auditors employed by you at any time prior to or during the term of this Agreement to exhibit and deliver to us copies of any of your financial statements, trial balances or other accounting records of any sort in

         their possession and to disclose to us any information they may have concerning your financial condition and business operations.

4.8      You shall keep all your insurable properties and properties in which you have an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to yours. You shall pay when due all premiums on any insurance policies for your properties or assets, including the Collateral (and including any life insurance policies assigned to us as Collateral), whether required to be maintained by you under this Agreement, any supplement hereto, or otherwise, and shall keep in force, without modification or amendment, the assignment and endorsement to such policies so that any and all rights we may have as assignee and secured party thereunder shall not be adversely affected. You shall also pay when due and discharge all taxes, assessments, contributions and other charges upon or against you or your properties or assets, including the Collateral. If any such premium, tax, assessment, contribution or other charge remains unpaid after the date fixed for the payment of same, or if any lien shall be claimed, we may without notice to you pay such premium, tax, assessment, contribution, charge or claim, and the amount thereof shall be payable on demand, and until paid by you, shall be charged to your account and added to and deemed part of the Obligations.

4.9      You shall be liable for any tax or penalty imposed upon any transaction under this Agreement or giving rise to the Account or which we may be required to withhold or pay for any reason; you agree to indemnify and hold us harmless with respect thereto, and to repay to us on demand the amount thereof, and until paid by you, such amount shall be charged to your account and added to and deemed part of the Obligations. If any
         Account includes a charge for any tax payable to any governmental taxing authority, we are hereby authorized in our sole discretion to pay the amount thereof to the proper taxing authority for your account and to charge your account therefor. You shall notify us if any Account includes any tax due to any such taxing authority and in the absence of your notice, we shall have the right to retain the full proceeds of such Account.

4.10     You shall comply with all laws, rules, regulations and orders of any legislative, administrative or judicial body or official, applicable to your properties and assets, including the Collateral, or to the operation of your business.

4.11     You shall not assume, guarantee, endorse or otherwise become liable upon the obligations of any person, firm, entity or corporation, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

4.12     You shall not, without our prior written consent which consent shall not be unreasonably withheld, undergo any merger or consolidation into or with another entity and you shall not enter into or engage in any operation or activity materially different from that presently being conducted by you.

4.13     You shall not make any distribution of any kind on, or purchase, acquire, redeem or retire, any of you capital stock or equity interest, of any class whatsoever, whether now or hereafter outstanding.

4.14     Your Records and chief executive office shall be kept at your address as it appears on the first page of this Agreement. You shall give us thirty (30) days' prior written notice of any change in your name, tradenames or styles, or location(s).

4.15     You shall from time to time make such payments to us as we shall request so that the aggregate balance in your loan account shall not at any time exceed the lesser of: (I) the Maximum Credit Facility, or (ii)
         the formula amount set forth in sub-paragraphs 3.1(a), (b), (c) and (d)
         above, subject to our right of reserve set forth in paragraph 3.2 above.

4.16     You shall deliver to us as and when filed,  copies of all  financial reports, registration statements and other documents filed by you with the U.S. Securities and Exchange Commission.

                V. CUSTODY, INSPECTION, COLLECTION AND HANDLING
                            OF COLLATERAL AND RECORDS

5.1      Until your authority to do so is curtailed or terminated (which we may do at any time when we in our sole discretion may deem it to be in our best interest to do so), you will, at your own cost and expense but on our behalf and for our account, collect and otherwise enforce as our property and in trust for us, all remittances and all amounts unpaid on
         Accounts, and shall not commingle such collections with your own funds or use the same for any purpose. You will open a Lock Box at a bank approved by us pursuant to an agreement acceptable to us, and which is titled to reflect our ownership, in order to receive all payments from your Customers. Payments received into the Lock Box will be immediately deposited into our account at the bank. This Lock Box arrangement shall be maintained at your sole cost and expense. As to all such collections, including all prepayments by Customers, you shall receive in trust, and deliver to us in original form, duly endorsed by you for deposit with us, and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of indebtedness. All amounts received by us, other than amounts received by wire transfer, in payment of Accounts shall be credited to your account after allowing two (2) Business Days for collection and clearance thereof, conditional upon final payment to us. Upon curtailment or termination of your authority, or at any other time and without any cause or notice thereof to you, we shall have the right to send notice(s) of our security interest to any Customers or any other persons obligated on, holding or otherwise concerned with any of the
         Collateral, and thereafter we shall have the sole right to collect the
         Accounts and/or take possession of the Collateral and the Records. Any and all of our collection expenses, including, but not limited to, the reasonable fees and expenses of our attorneys (both internal and external), the fees of our collection agencies, stationery and postage, telephone and facsimile, secretarial and clerical expenses, and the salaries of any collection persons utilized, shall be charged to your account and added to the Obligations. (For purposes hereof, "Business
         Day" shall mean a day on which banks are open for the general transaction of business in Charlotte, North Carolina.)

5.2      You shall keep and maintain, at your cost and expense, books and records pertaining to the Collateral in such detail, form and scope as we shall from time to time reasonably require. You will mark your
         Records with appropriate notations satisfactory to us, disclosing that such Collateral has been pledged, assigned, and transferred to us and that you have granted to us a security interest therein.

                                       10

5.3      At all reasonable times and upon twenty-four (24) hours notice or at any time upon the occurrence of a Default (as hereinafter defined), we shall have: full access to, and the right to check, inspect, examine and make abstracts and copies from, your Records and all other books, records, audits, correspondence and papers relating to the Collateral;
         the right to confirm and verify all Accounts; and the right to do whatever we may deem necessary to preserve or protect our interests in the Obligations and the Collateral, and in furtherance thereof, we may, without cost or expense to us, use such of your personnel, supplies and space as may be reasonably necessary. We or our agents may enter upon any of your premises at any time and from time to time during business hours upon twenty-four (24) hours notice or at any time upon the occurrence of a Default for the purpose of inspecting the Collateral and any and all Records pertaining thereto. At any time we may take possession of and remove or require you to deliver any or all such
         Records. In order to cover any costs and expenses we may incur in connection with performing any of the aforementioned checks, verifications, inspections or examinations (collectively,
         "Examinations"), we shall be entitled to charge your account a fee in the amount of $1,000.00 for each examiner for each day or part thereof in which such Examinations are conducted ("Examination Fee"), plus any additional out-of-pocket costs and expenses we incur as a result of conducting such Examinations. Such Examination Fee (exclusive of any additional out-of-pocket costs and expenses) shall not exceed
         $20,000.00 ("Examination Fee Cap") per Contract Year or part thereof;
         provided, however, that the annual Examination Fee Cap shall be eliminated and any further limitations or restrictions with respect to
         Examinations, including but not limited to, the fees charge therefore and the manner such Examinations shall be performed, shall no longer be effective upon the occurrence of a Default (as hereinafter defined), whether or not we actually terminate the Agreement. Such Examination
         Fee shall be due and payable on the first day of each month and shall be charged by us to your account as of such first day of each month.
         Such Examination Fee shall be deemed to be earned in full on the date when due and shall not be subject to rebate or proration for any reason.

5.4      You shall, immediately upon obtaining knowledge thereof, notify us of any reclamation, return or repossession of goods; any claim or dispute asserted by any Customer or other obligor; any loss or destruction of, or substantial damage to, any of the Collateral; and any other matter affecting the value, enforceability or collectibility of any of the
         Collateral. Except in the normal course of business and consistent with your historical practices, you shall not, without our consent, settle, compromise or adjust any Account (or extend the time for payment thereof) or grant any additional discounts, allowances or credits thereon.

5.5      You hereby constitute us and any of our agents or designees, as your attorneys-in-fact, at your own cost and expense, to exercise at any time all or any of the following powers, which being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: to receive, take, endorse, assign, deliver, accept and deposit, in our name or yours, any and all checks, notes, remittances, wire transfers or other electronic forms of payment, drafts and other documents and instruments and documents relating to the Collateral; to receive, open and dispose of all mail addressed to you and to notify postal authorities to change the address for delivery of mail to such address as we may designate; to give Customers notice of our interest in the Accounts and to request from Customers at any time, in your name or ours or that of our designee, information concerning the Accounts;
         to notify Customers to make payment directly to us; to execute in your name and on your behalf any financing statements (including, without limitation, any continuations thereof or amendments thereto); and to take or bring, in your name or ours, all steps, actions or proceedings deemed by us to

                                       11

         be reasonably necessary or desirable to effect collection of the
         Collateral or to preserve, protect or enforce our interest therein. We and any of our agents or designees shall not be liable for any acts of omission or commission, nor for any errors of judgment or mistakes of fact or law, provided we or they have acted without gross negligence or willful misconduct.

5.6      Nothing herein contained shall be construed to constitute you as our agent for any purpose whatsoever. We shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any Collateral wherever the same may be located and regardless of the cause thereof, provided we have acted without gross negligence or willful misconduct. We shall not, under any circumstances or in any event whatsoever, have any liability for an error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts or any instrument received in payment thereof or for any damage resulting therefrom. We may, without notice to or consent from you, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, instruments or insurance applicable thereto and release the obligor thereon, free of any claims or defenses based upon suretyship law or the like. We are authorized and empowered to accept the return of goods represented by any of the
         Accounts, without notice to or consent by you, all without discharge or in any way affecting your liability hereunder. We do not, by anything herein or in any assignment or otherwise, assume any of your obligations under any contract or agreement, and we shall not be responsible in any way for the performance by you of any of the terms and conditions thereof.

5.7      We have the right at any time and from time to time to employ and have present on any of your premises one or more custodians selected by us, each of whom shall have the right to exercise any and all of our rights hereunder. You hereby agree to cooperate with any such custodian and to do whatever we may reasonably request by way of preserving and protecting the Collateral. All expenses incurred by us by reason of the employment of the custodian shall be payable on demand, and until paid by you, shall be charged to your account and added to and deemed part of the Obligations.

5.8      We shall be entitled to charge your account with, and add to and deem part of the Obligations, all costs and expenses incurred by us in connection with the preparation, execution, administration and enforcement of this Agreement (and all related instruments and documents), and all costs and expenses incurred by us in connection with the protection, maintenance, disposition, preservation and enforcement of the Obligations, the Collateral or the pledges, liens and security interests granted to us hereunder. The foregoing costs and expenses shall include, without limitation, all reasonable fees and expenses of our attorneys (both internal and external), all search fees, the cost of all public record filings, and wire transfer charges.

                      VI. EVENTS OF DEFAULT; ACCELERATION

6.1      All Obligations shall, at our option and notwithstanding any time or credit allowed by any instrument evidencing or representing same, be immediately due and payable without notice or demand upon the occurrence of any one or more of the following events of default
         ("Default"): (a) default in the payment or performance, when due or payable, of any of the Obligations including, without limitation, your failure to pay to us any Obligation due on demand when such demand is made; (b) default by any guarantor, endorser or other person liable on the Obligations under any guarantee, endorsement, suretyship agreement or other

                                       12

         agreement of such person with, or in favor of us; (c) your making any misrepresentation, orally or in writing, to us whether for the purpose of obtaining credit or an extension of credit, or otherwise; (d) your breach of any representation, warranty or covenant contained in this
         Agreement or in any other agreement between us; (e) any
         representation, warranty, or statement of fact made to us at any time by you or on your behalf is false or misleading in any material respect; (f) the discontinuance or suspension of the operation of your present business; (g) your becoming insolvent, or your becoming unable to meet your debts as they mature; (h) your calling any meeting of creditors, or having a creditors' committee appointed; (i) the commencement by or against you of any action, case or proceeding for relief under any provision of the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or other similar law; (j) the rendition, issuance or filing of any injunction, attachment, judgment or lien against you or any of your property, or the appointment of a receiver, custodian or trustee of any kind for you or any of your property; or (k) any change in your condition or affairs (financial or otherwise) or that of any endorser, guarantor or other person liable on the Obligations, that in our sole discretion impairs our Collateral or increases our risk.

                     VII. RIGHTS AND REMEDIES AFTER DEFAULT

7.1      Upon the occurrence of any Default, and at any time thereafter if such or any other Default shall then be continuing, we shall have the right
         (in addition to any other rights we may have under this Agreement or otherwise) without further notice to you: (a) to appropriate, set-off and apply to the payment of any or all of the Obligations, any or all
         Collateral, in such manner as we shall in our sole discretion determine; (b) to enforce payment of the Obligations or any Collateral;
         (c) to settle, compromise or release, in whole or in part, any amounts owing on the Collateral; (d) to prosecute any action, suit or proceeding with respect to the Collateral; (e) to extend the time of payment of any and all Collateral, to make allowances and adjustments with respect thereto and to issue credits in your or our name; and (f)
         to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, for cash, upon credit or otherwise, at our sole option and discretion, and we may bid or become purchaser at any such sale, if public, free from any right of redemption which is hereby expressly waived. You agree that the giving of five (5) days notice by us to your address shown on the first page hereof (or such other address of which we have received notice as provided herein), designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and you waive any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by us to the payment of the Obligations in such order as we may elect, and you shall remain liable to us for any deficiency.

7.2      We shall have the right in our sole discretion to determine which rights or remedies, and in which order any of the same, are to be exercised, and we may at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them. We may, at all times, proceed directly against you to enforce payment of the Obligations and shall not be required to take any action of any kind to preserve, collect or protect our or your rights in the Collateral.

7.3      The enumeration of the foregoing rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to, and not by way of limitation of, any other rights or remedies we may have under applicable law including the Uniform Commercial Code.

                                       13

         The exercise of any right or remedy shall not preclude the exercise of any other right or remedy, all of which shall be cumulative and not alternative.

                                 VIII. WAIVERS

8.1      You hereby waive notice of dishonor, demand, presentment, protest and notice of protest with respect to any and all instruments included in or evidencing any of the Obligations or the Collateral, notice of acceptance hereof, notice of loans or advances made, credit extended,
         Obligations incurred, Collateral received, delivered, or released, or any other action taken in reliance hereon, and any and all other demands and notices of any description, except such as are expressly provided for herein.

8.2      No act, delay or omission on our part in exercising any right or remedy shall operate as a waiver of such or any other right or remedy. No single or partial waiver by us of any provision of this Agreement, or breach or default hereunder, or of any right or remedy shall operate as a waiver of such or any other provision, breach, default, right or remedy on a future occasion.

                   IX. TERMINATION; APPLICABLE LAW AND WAIVER
                            OF JURY TRIAL; MISCELLANEOUS

9.1      Upon acceptance by us, this Agreement shall become effective as of the date appearing on the first page hereof, and shall continue in full force and effect until the end of the second Contract Year, and from year to year thereafter, unless sooner terminated as herein provided.
         You may terminate this Agreement by giving us at least sixty (60) days'
         prior written notice. If you terminate this Agreement during the first
         Contract Year by giving us at least sixty (60) days' prior written notice, you shall pay to us, in addition to the then outstanding
         Obligations, a termination charge of $50,000.00. We may terminate this
         Agreement at any time by giving you written notice stating a termination date not less than sixty (60) days from the date such notice is given, or immediately at any time without prior notice upon the occurrence or during the continuance of a Default. Unless sooner demanded, all of your Obligations shall become due and payable as of any termination, and pending a final accounting, we may withhold any balances in your account (unless supplied with an indemnity satisfactory to us) to cover all of your Obligations.

9.2      Notwithstanding any termination of this Agreement, all of our rights, liens and security interests hereunder shall continue in full force and effect until all Obligations have been paid and satisfied in full.

9.3      This Agreement, together with any written and duly executed supplement(s), contains the entire understanding between us with respect to the subject matter hereof. Neither this Agreement nor any portion or provision hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing between us, or in any manner other than by an agreement in writing, expressly referring hereto and signed by the party to be charged. The section titles contained in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement. You, if two or more in number, shall be jointly and severally bound hereunder.

9.4      Except as otherwise provided herein, all notices, requests and demands hereunder shall be: (a) addressed to the party to be served at the address shown on the first page hereof, or to

                                       14

         such other address as either party may designate by written notice to the other in accordance with this provision; and (b) deemed to have been given or made: if by hand, immediately upon delivery; if by telex or facsimile, immediately upon sending; if by overnight delivery service, one day after dispatch; and if by ordinary mail or registered/certified mail-return receipt requested (with proper postage prepaid), three (3) days after mailing.

9.5      This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, except that you may not assign or transfer any of your rights or obligations under this Agreement without our prior written consent.

9.6      The parties hereto acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or supplements thereto.

9.7      This Agreement shall be deemed to have been made in New York, New York and shall be interpreted, and the rights and liabilities of the parties hereto shall be determined, in accordance with the laws of the State of
         New York. As part of the consideration for new value this day given, you hereby consent to the jurisdiction of any state or federal court located within the State of New York.

9.8      If any provision of this Agreement, including, without limitation, any provision relating to charges constituting interest payable by you under this Agreement, is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

9.9      TO THE EXTENT PERMITTED BY APPLICABLE LAW, WE HEREBY MUTUALLY WAIVE ANY
         RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF
         THIS AGREEMENT OR ANY OTHER AGREEMENTS OR TRANSACTIONS BETWEEN US.

                                       15

If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the original and one copy of this Agreement. After being accepted below by one of our officers in New York, we shall forward a copy to you with signatures completed for your files.

                                         Very truly yours,

                                         THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                         By: /s/ Richard Lions
                                            ------------------------------------

                                         Name: Richard Lions
                                              ----------------------------------

                                         Title: Vice President
                                               ---------------------------------

Read and Agreed to:

MOVIE STAR, INC.

By: /s/ Thomas Rende
   -------------------------------------

Name: Thomas Rende
     -----------------------------------

Title: Chief Financial Officer
       ---------------------------------

                                         Accepted at New York, New York

                                         THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                         By: /s/ Lizbeth McCarthy
                                            ------------------------------------

                                         Name: Lizbeth McCarthy
                                              ----------------------------------

                                         Title: Vice President
                                               ---------------------------------

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